SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29.SUBSEQUENT EVENTS

Dividends Declared

On February 16, 2023, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.40 per common share (a total value of approximately $182.6 million), payable on March 15, 2023 to holders of record of the common shares of the Company on March 1, 2023.

Acquisition of the Canadian Assets of Yamana

On November 8, 2022, the Company entered into an arrangement agreement with Yamana and Pan American pursuant to which Pan American will acquire all of the issued and outstanding shares of Yamana and Yamana will sell the subsidiaries and partnerships that hold Yamana's interests in its Canadian assets to Agnico Eagle, including Yamana's 50% ownership of the Canadian Malartic mine. On January 31, 2023, Pan American and Yamana shareholders approved the Yamana Transaction at their respective special meetings.

The consideration paid by the Company in the Yamana Transaction consists of US$1.0 billion in cash; and 36,089,907 common shares of Agnico Eagle. Closing of the Transaction is subject to customary conditions, including the receipt of necessary signatory approvals, and is expected to occur in March 2023. The Company will consolidate the operating results, cash flows and net assets from the Yamana transaction in its interim financial statements from March 31, 2023. The Company will report the financial statement impact of the acquisition, including the allocation of the purchase price based on the fair values of identifiable assets acquired and liabilities assumed as at the acquisition date, in its interim financial statements for the first quarter ending March 31, 2023.